Exhibit 10.1

SUBSCRIPTION AGREEMENT

Private Offering
of Shares of
Common Stock

This Subscription Agreement (this "Agreement"), made as of the date set forth below by and among Northern Oil & Gas, Inc., a Nevada corporation (the "Company"), and the undersigned subscriber (the "Subscriber"), is intended to set forth certain representations, covenants and agreements among the Company and the Subscriber, with respect to the offering (the "Offering") for sale by the Company of shares of Common Stock, par value $.001 per share (the "Common Stock"), as described in the Private Placement Memorandum dated August 17, 2007 (the "Memorandum"), a copy of which has been delivered to Subscriber. The Shares are being offered by the Company through FIG Partners, as placement agent (the "Placement Agent").

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of shares of Common Stock (the "Shares") set forth under the Subscriber’s name on the signature page hereto at a purchase price of $3.30 per share (the "Offering Price"), and the Company agrees to sell such Shares to the Subscriber at the Offering Price, subject to the terms and conditions hereof. The Company agrees that, if the conditions set forth in this Agreement are satisfied, the Company will issue to the Subscriber a warrant (the "Warrant"), in the form attached hereto as Exhibit A, to purchase a number of shares of Common Stock equal to the number of Shares acquired by the Subscriber in the Offering, with half of such shares having an exercise price of $5.00 per share for a term of 18 months and half of such shares having an exercise price of $6.00 per share for a term of 48 months.

2. Closing Deliveries. Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

(a) Subscriber understands that separate subscription agreements will be executed with other subscribers for up to an aggregate of 4,242,424 shares of Common Stock to be sold by the Company in the Offering.

(b) Contemporaneously with the execution and delivery of this Agreement, Subscriber shall execute and deliver the Certificate of Accredited Investor Status, and shall submit payment in the form of a wire transfer or a check payable to the Company. Such payment shall be made in immediately available funds in the amount equal to the Offering Price multiplied by the number of Shares for which the Subscriber has subscribed (the "Subscription Amount") in accordance with the Subscription Instructions set forth on Exhibit B hereto.

(c) The Company shall have the right to allocate the Common Stock being offered by the Company among subscribers in any manner it may desire.

(d) The payment of the Subscription Amount will be returned promptly, without interest, if the Closing does not occur or the Offering is withdrawn or canceled.

(e) The Placement Agent and the Company may conduct one or more closings of this Offering (each a "Closing") until all 4,242,424 shares of Common Stock offered hereby are sold. The Closing of the Subscriber's purchase of Shares shall take place as soon as practicable after the date hereof that all conditions to this Agreement have been satisfied. The parties shall use best efforts to effect the Closing as soon as practicable. Either party may terminate this Agreement if the Closing has not occurred within 30 days from the date hereof due to the failure of any of the conditions to its obligation to close to be met.

(f) Certificates representing the Shares purchased and the Warrant will be issued in the name of the Subscriber within five business days of the applicable Closing.

3. Closing Conditions.

(a) The Company’s obligation to issue and sell the Shares to the Subscriber is subject to the following conditions:

(i) receipt by the Company of immediately available funds in the full amount of the Subscription Amount;

(ii) receipt by the Company from the Subscriber of an executed Certificate of Accredited Investor Status and an executed copy of the Registration Rights Agreement;

(iii) the representations and warranties of the Subscriber contained in this Agreement being true and correct in all material respects as of the Closing with the same effect as though such representations and warranties had been made as of the Closing, and the fulfillment of those undertakings of the Subscriber to be fulfilled prior to the Closing;

(iv) absence of any order, writ, injunction, judgment or decree that could negatively affect the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby; and

(v) receipt by the Company of subscriptions to purchase at least 4,242,424 shares of Common Stock of the Company on the terms contained in this Agreement.

(b) The obligation of the Subscriber to purchase and pay for the Shares is subject to the following conditions, any one or more of which may be waived in writing at any time by the Subscriber:

(i) delivery to the Subscriber of an opinion of counsel to the Company, dated as of the Closing, in form and substance reasonably satisfactory to the Subscriber;

(ii) (A) the representations and warranties of the Company contained in this Agreement being true and correct in all material respects as of the Closing with the same effect as though such representations and warranties had been made as of the Closing (except with respect to representations and warranties that are made as of a specific date or period, which shall continue to be true and correct in all material respects as of the respective dates and for the respective periods covered), and (B) the Company shall have performed all obligations and covenants herein required to be performed by it on or prior to the Closing;

(iii) receipt by the Subscriber of a certificate, dated as of the Closing and signed by the chief financial officer of the Company, to the effect that the condition set forth in clause (ii) above has been satisfied;

(iv) receipt by the Subscriber of a certificate, dated as of the Closing and signed by an authorized officer of the Company, certifying on behalf of the Company: (a) that attached thereto is a true and complete copy of the articles of incorporation and by-laws of the Company as in effect as of the Closing; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and/or stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby; and (iii) to the incumbency of each officer of the Company executing on behalf of the Company this Agreement and the other documents and agreements contemplated hereby;

(v) receipt from the Company of a good standing certificate of the Company from its state of incorporation dated as of a date within three business days of the Closing;

(vi) receipt from the Company of an executed copy of the Registration Rights Agreement; and

(vii) absence of any order, writ, injunction, judgment or decree that could negatively affect the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

4. Terms of Subscription.

(a) The Placement Agent will receive a fee equal to six percent of the gross proceeds received by the Company in the Offering and warrants to purchase a number of shares of Common Stock equal to six percent of the aggregate number of shares of Common Stock sold by the Company in the Offering (the "Placement Agent Warrants"). The Placement Agent Warrants will be in the form attached hereto as Exhibit A, and half of the shares subject to the warrants will have an exercise price of $5.00 per share for a term of 18 months and half of such shares will have an exercise price of $6.00 per share for a term of 48 months. The Company shall pay all expenses in connection with the Offering, except for those expenses that the Placement Agent has agreed with the Company to pay.

(b) If the Subscriber is not a United States citizen, the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Subscriber’s subscription and payment for, and his, her or its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction. The Subscriber shall comply in all respects with all applicable provisions of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act").

5. Registration Rights.

(a) Contemporaneous with the execution and delivery of this Agreement, the Company and Subscriber are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed under certain circumstances to register the resale of the Shares under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

(b) Subscriber acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof in violation of the Securities Act or other applicable securities laws. The Subscriber further agrees that it will not sell, assign or transfer the Shares at any time in violation of the Securities Act and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that the Shares have not been registered under the Securities Act, and further realizes that the Shares cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber also acknowledges that appropriate legends reflecting the status of the Shares under the Securities Act may be placed on the face of the certificates for such shares at the time of their transfer and delivery to the holder thereof.

(c) The Shares may not be transferred except in a transaction that is in compliance with the Securities Act. Except as provided in the Registration Rights Agreement, it shall be a condition to any such transfer that, if requested by the Company, the Company shall be furnished with an opinion of counsel, reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act.

6. Representations, Warranties and Covenants of the Subscriber. Subscriber hereby represents, warrants and covenants to the Company as follows:

(a) Subscriber is purchasing the Shares for its own account, not as a nominee or agent, for investment purposes and not with a present view towards resale, except pursuant to sales exempted from registration under the Securities Act, or registered under the Securities Act as contemplated by the Registration Rights Agreement.

(b) The Subscriber understands that (A) the Shares (1) have not been registered under the Securities Act or any state securities laws, (2) will be transferred in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Regulation D promulgated thereunder, (3) will be transferred in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws that relate to private offerings, and (4) must be held by the Subscriber indefinitely, and (B) the Subscriber must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of the Subscriber expressed herein. Pursuant to the foregoing, the Subscriber acknowledges that until such time as the resale of the Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to an exemption from registration, the certificates representing the Shares acquired by the Subscriber shall bear a restrictive legend substantially as follows (and a stop-transfer order may be placed against transfer of the certificates evidencing such Shares):

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY AND SUCH OPINION STATES THAT THE SHARES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION."

(c) The Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Subscriber’s interest in connection with the acquisition of the Shares. The Subscriber understands that the acquisition of the Shares is a speculative investment and involves substantial risks and that the Subscriber could lose the Subscriber’s entire investment in the Shares. Further, the undersigned has carefully read and considered the matters set forth under the section entitled "Risk Factors" in the Company’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2006 and in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Shares. To the extent deemed necessary by the Subscriber, the Subscriber has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Shares. The Subscriber has the ability to bear the economic risks of the Subscriber’s investment in the Company, including a complete loss of the investment, and the Subscriber has no need for liquidity in such investment.

(d) The Subscriber has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Shares and the merits and risks of an investment in the Shares that the Subscriber has requested or otherwise needs to evaluate the investment in the Company.

(e) Subscriber is in receipt of and has carefully read and understands the following items (collectively, the "Disclosure Documents"):

(i) the Memorandum;

(ii) the Annual Report on Form 10-KSB of the Company filed with the Securities and Exchange Commission (the "SEC") for its fiscal year ended December 31, 2006;

(iii) the Quarterly Report on Form 10-QSB of the Company filed with the SEC for its quarterly period ended March 31, 2007;

(iv) the Current Reports on Form 8-K filed or furnished by the Company with the SEC since December 31, 2006, including the Current Reports on Form 8-K filed or furnished by the Company on March 8, 2007, March 23, 2007, April 23, 2007, May 9, 2007 and July 2, 2007; and

(v) the Amendment No. 1 to Registration Statement on Form SB-2 of the Company filed with the SEC on July 23, 2007.

(f) In making the proposed investment decision, the Subscriber is relying solely on investigations made by the Subscriber and the Subscriber’s representatives. The offer to sell the Shares was communicated to the Subscriber in such a manner that the Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was the Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(g) The Subscriber acknowledges that the Subscriber has been advised that:

(i) The Shares offered hereby have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representation by the Company. Any representation to the contrary is a criminal offense.

(ii) In making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved. The Shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation by the Company. Any representation to the contrary is a criminal offense.

(iii) The Shares will be "restricted securities" within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber is aware that the Subscriber may be required to bear the financial risks of this investment for an indefinite period of time.

(h) The Subscriber agrees to furnish the Company with such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the Closing.

(i) The Subscriber further represents and warrants that the Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and Subscriber has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit D.

(j) As of the date of this Agreement the Subscriber and its affiliates do not have, and during the 30-day period prior to the date of this Agreement the Subscriber and its affiliates have not entered into, any "put equivalent position" as such term is defined in Rule 16a-1 of under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or short sale positions with respect to the Common Stock of the Company. In addition, the Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(k) If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(l) If this Agreement is executed and delivered on behalf of a partnership, corporation, limited liability company, trust, estate or other entity (an "Entity"): (i) such Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the purchase of the Shares, (b) to delegate authority pursuant to power of attorney, and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such Entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(m) If the Subscriber is a retirement plan or is investing on behalf of a retirement plan, the Subscriber acknowledges that investment in the Common Stock poses additional risks, including the inability to use losses generated by an investment in the Common Stock to offset taxable income.

(n) The Subscriber understands and confirms that the Company will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents (as defined herein). All representations and warranties provided to the Company furnished by or on behalf of the Subscriber, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

7. Representations, Warranties and Covenants of the Company. Except as set forth in the Company’s Disclosure Schedule attached hereto, the Company represents and warrants to the Subscriber as follows:

(a) The Company has no subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with corporate power and authority to own, lease, use and operate its properties and to carry on its business as now operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the business, operations, assets, financial condition or prospects of the Company (a "Material Adverse Effect").

(b) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, and each of the other documents contemplated by this Agreement to be executed and delivered by the Company (collectively, the "Transaction Documents"), and to consummate the transactions contemplated hereby and thereby, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company. This Agreement and each of the other Transaction Documents will constitute, upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(c) As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 22,809,123 shares are issued and outstanding, and no shares are held by the Company as treasury shares. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date hereof, the Company has outstanding options to purchase 1,100,000 shares of Common Stock. As of the date of this Agreement, except to the extent described in the preceding sentence or on Schedule 7(c), (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock, and (ii) except for the Registration Rights Agreement or as set forth on Schedule 7(c), there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act. Except as may be described in any documents which have been publicly filed by any of the Company's stockholders, to the Company’s knowledge, there are no agreements between the Company’s stockholders with respect to the voting or transfer of the Company’s capital stock or with respect to any other aspect of the Company’s affairs.

(d) The execution, delivery and performance of this Agreement and each of the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the articles of incorporation, as amended, of the Company or the bylaws, as amended, of the Company, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) result in a violation of any federal, state, local, municipal, foreign, international, multinational or other law, rule, regulation, order, judgment, decree, ordinance, policy or directive, including those entered, issued, made, rendered or required by any court, administrative or other governmental body, agency or authority, or any arbitrator (collectively, a "Legal Requirement") applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect). The Company is not in violation of its articles of incorporation, as amended, or bylaws, as amended, or other organizational documents and the Company is not in default (and no event has occurred that with notice or lapse of time would result in a default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as required by the NASD or under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under the Transaction Documents. All consents, authorizations, orders, filings and registrations that the Company is required to effect or obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(e) Since January 1, 2006, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Act and the Exchange Act (all of the foregoing filed after January 1, 2006 and prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"), or has timely filed for a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the applicable rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the applicable published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, year end adjustments or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (x) liabilities incurred in the ordinary course of business subsequent to December 31, 2006, and (y) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which, individually or taken in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(g) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act). Such disclosure controls and procedures: (i) are designed to ensure that material information relating to the Company is made known the Company’s President and its Secretary by others within those entities, particularly during the periods in which the Company’s reports and filings under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the most recent annual period reported to the SEC, and (iii) are effective to perform the functions for which they were established.

(h) Except with respect to the transactions contemplated hereby and by each of the other Transaction Documents and except as disclosed in the Disclosure Documents or has been disclosed in any public disclosure as defined in Section 101(e) of Regulations FD promulgated under the Exchange Act, since December 31, 2006: (i) the Company has conducted its business only in the ordinary course, consistent with past practice, and since that date, no changes have occurred which would reasonably be expected to have a Material Adverse Effect; and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected on the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC.

(i) There is no Action pending or, to the knowledge of the Company, overtly threatened against or affecting the Company that (i) adversely affects or challenges the legality, validity or enforceability of the Agreement, or (ii) if there were an unfavorable decision, would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any director or officer thereof (in his or her capacity as such) is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending any investigation by the SEC involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act. As used in this Agreement, "Action" means any action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation against or affecting the Company or any of its respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), public board, stock market, stock exchange or trading facility.

(j) The Company owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, copyrights, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, to the Company’s knowledge, as presently contemplated to be operated in the future). There is no claim or Action by any person pertaining to, or proceeding pending or, to the Company’s knowledge, threatened that challenges, the right of the Company with respect to any Intellectual Property necessary to enable it to conduct its business as now operated. To the best of the Company’s knowledge, the Company does not infringe on any Intellectual Property or other rights held by any person, except where any such infringement would not reasonably be expected to have a Material Adverse Effect.

(k) The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.

(l) The Company is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, "Permits"), except where the failure to have the same would not reasonably be expected to result in a Material Adverse Effect, and would not prohibit or otherwise materially interfere with the ability of the Company to continue business in the ordinary course or perform its obligations under this Agreement and under its other material agreements. There is no Action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Permits. The Company is not in conflict with, or in default or violation of, any of the Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(m) Since December 31, 2006, except as set forth in any document filed with the SEC, no event has occurred or, to the knowledge of the Company, circumstance exists that (with or without notice or lapse of time): (i) may constitute or result in a violation by the Company, or a failure on the part of the Company to comply with, any Legal Requirement; or (ii) may give rise to any obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case that would not reasonably be expected to have a Material Adverse Effect. The Company has not received any notice or other communication from any regulatory authority or any other person, nor does the Company have any knowledge regarding: (x) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement, or (y) any actual, alleged, possible or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case that would not reasonably be expected to have a Material Adverse Effect.

(n) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or pursuant thereto that are applicable to it.

(o) The Company is, and has reason to believe that for the foreseeable future it will continue to be, in compliance with all applicable rules of the NASD relating to the OTC Bulletin Board, including all listing and corporate governance requirements. The Company has not, at any time since December 31, 2006, received any notice from the NASD that the Company is not in compliance with the listing or maintenance requirements thereof.

(p) Except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company has complied and is in compliance with all applicable Environmental Laws; (ii) without limiting the generality of the foregoing, the Company has obtained, has complied with, and is in compliance with all Permits that are required pursuant to Environmental Laws for the operation of its businesses; (iii) the Company has not received any written notice, report or other information regarding any actual or alleged violation by it of any Environmental Laws, or any liabilities or potential liabilities (including fines, penalties, costs and expenses), including any investigatory, remedial or corrective obligations, relating to it arising under Environmental Laws, nor, to the knowledge of the Company, is there any factual basis for the same; and (iv) to the knowledge of the Company, the Company has not, contractually, by operation of law or otherwise, succeeded to any liabilities arising under any Environmental Laws of any predecessors or any other Person. As used herein, "Environmental Laws" shall mean, collectively, all Legal Requirements, including any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

(q) Except for any lien for current taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings, the Company has good and marketable title to all real property interests and all personal property owned by it that is material to the business of the Company. Any leases of real property and facilities of the Company are valid and effective in accordance with their respective terms, except as would not reasonably be expected to have a Material Adverse Effect.

(r) Except pursuant to the Registration Rights Agreement, effective upon the Closing, the Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

(s) Based in part on the representations and warranties made by the Subscriber and the other subscribers in the Offering in Section 6 of this Agreement, the Offering will be exempt from the registration requirements of the Securities Act. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which, to the knowledge of the Company, is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act. The Company is eligible to register its Common Stock for resale under Form S-3 promulgated under the Securities Act.

(t) No dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the independent contractors of the Company that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(u) Except as set forth in the SEC Documents, none of the officers, directors or employees of the Company is presently a party to any transaction or agreement with the Company (other than for services as an officer, director or employee) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any entity in which any such officer, director or employee has a substantial interest or is an officer, director, trustee or partner.

(v) The Company has insurance policies in full force and effect of a type, covering such risks and in such amounts, and having such deductibles and exclusions as are customary for conducting businesses and owing assets similar in nature and scope to those of the Company. The amounts of all such insurance policies and the risks covered thereby are in accordance in all material respects with all material contracts and agreements to which the Company is a party and with all applicable Legal Requirements. With respect to each such insurance policy: (i) the policy is valid, outstanding and enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally, equitable limitations on the availability of specific remedies and principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); (ii) the Company is not in breach or default with respect to its obligations thereunder in any material respect; and (iii) no party to the policy has repudiated, or given notice of an intent to repudiate, any provision thereof.

(w) The Company will file with the SEC a Form 8-K disclosing the Offering within four (4) business days of the final Closing of the Offering and attach the relevant agreements to either such Form 8-K.

(x) The Company understands and confirms that the Subscriber will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents. All representations and warranties provided to the Subscriber including the disclosures in the Company’s Disclosure Schedules attached hereto furnished by or on behalf of the Company, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its businesses, properties, prospects, operations or financial conditions, that, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but that has not been so publicly announced or disclosed.

8. Understandings. The Subscriber understands, acknowledges and agrees with the Company as follows:

(a) The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder, and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the suitability of this offering for investment nor any recommendation or endorsement of the Shares.

(c) The Offering is intended to be exempt from registration under Regulation D promulgated under the Securities Act, which is dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(d) There is only a limited public market for the Common Stock. There can be no assurance that the Subscriber will be able to sell or dispose of the Shares. It is understood that in order not to jeopardize the Offering’s exempt status under Regulation D promulgated under the Securities Act, any transferee will, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(e) The representations, warranties and agreements of the Subscriber contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all respects on and as of the date of the Closing of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

9. Survival; Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 9 shall survive (i) the execution of this Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein that are not material or that are to the benefit of Subscriber, and (iii) the death or disability of Subscriber. Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 6 hereof and that the Company has relied upon such representations, warranties and covenants in determining Subscriber’s qualification and suitability to purchase the Shares. Each party to this Agreement agrees to indemnify, defend and hold harmless the other parties, and their respective officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of the indemnifying party herein or the breach of any warranty or covenant herein by the indemnifying party. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

10. Right of First Offer. Subject to the terms and conditions specified in this Section 10, the Company hereby grants to the Subscriber, so long as the Subscriber holds all of the Shares, a right of first offer with respect to future sales by the Company of any shares of its Common Stock or any securities convertible into or exercisable or exchangeable for any shares of its Common Stock (collectively "Securities"). Each time the Company proposes to offer any Securities, the Company shall first make an offering of such Securities to the Subscriber and the other subscribers in the Offering in accordance with the following provisions:

(a) The Company shall deliver a notice by certified mail ("Notice") to each subscriber in the Offering stating (i) its bona fide intention to offer such Securities, (ii) the number of such Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Securities.

(b) Within 15 calendar days after giving of the Notice, the Subscriber may elect to purchase, at the price and on the terms specified in the Notice, up to that proportion of such Securities that equals the proportion that the number of Shares then held by the Subscriber bears to the total number of shares of Common Stock issued by the Company to all of the subscribers (including the Subscriber) in the Offering (the "Pro Rata Amount").

(c) If all Securities that are entitled to be purchased by the subscribers pursuant to subsection 10(b) are not elected to be purchased as provided in subsection 10(b) hereof, the Company may, during the 90-day period following the expiration of the period provided in subsection 10(b) hereof, offer the remaining unsubscribed portion of such Securities to any other parties at a price not less than, and upon terms no more favorable to the offeree than, that specified in the Notice. If the Company does not enter into an agreement for the sale of the Securities within such 90-day period, the right provided hereunder shall be deemed to be revived and such Securities shall not be offered unless first reoffered to the Subscriber and the other subscribers in the Offering in accordance herewith.

(d) The right of first offer set forth in this Section 10 shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to Company employees, directors, officers or consultants pursuant to stock option or stock issuance plans approved by the Company’s Board of Directors, (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date hereof, (iii) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, purchase of assets, purchase or exchange of stock, or otherwise, (iv) the issuance of stock, warrants or other securities or rights to third parties with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes and are first approved by the Company’s Board of Directors, or (v) the issuance of shares of Common Stock in the Offering.

(e) The right of first offer set forth in this Section 10 shall terminate as of the date that is four years from the date this Agreement is executed by the Company (the "Effective Date").

11. Anti-Dilution Protection. So long as the Subscriber holds all of the Shares, if and whenever on or after the Effective Date the Company issues or sells, or in accordance with this Section 11 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Excluded Securities) for a consideration per share (the "New Issuance Price") less than $3.30 per share (the "Applicable Price") (the foregoing, a "Dilutive Issuance"), then immediately after such Dilutive Issuance the Company shall issue to the Subscriber a number of shares of Common Stock equal to the amount by which (a) the Subscription Amount divided by the New Issuance Price exceeds (b) the sum of (i) the number of Shares received by the Subscriber in the Offering at the Applicable Price plus (ii) the number of shares of Common Stock previously issued to the Subscriber pursuant to this Section 11. Upon each Dilutive Issuance made by the Company after the Effective Date, the Subscriber shall be issued shares of Common Stock in accordance with this Section 11. For purposes of this Section 11, the following shall be applicable:

(a) Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 11(a), the "lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment under this Section 11 shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(b) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 11(b), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment under this Section 11 shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment has otherwise been made under this Section 11, no further adjustment under this Section 11 shall be made by reason of such issue or sale.

(c) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, then the adjustment required by this Section 11 shall be recalculated at such time as if such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 11(c), if the terms of any Option or Convertible Security that was outstanding as of the Effective Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 11 shall be made if such adjustment would result in a lower number of shares of Common Stock being issued to the Subscriber than previously calculated pursuant to this Section 11.

(d) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.0001. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Board of Directors of the Company and the holders of at least a majority of the shares of Common Stock purchased in the Offering. If such parties are unable to reach agreement within 10 days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within fifteen Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of at least a majority of the shares of Common Stock purchased in the Offering. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(e) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f) The rights set forth in this Section 11 shall terminate as of the date that is eighteen (18) months from the Effective Date.

(g) For purposes of this Section 11, the following terms shall have the following meanings:

(i) "Approved Stock Plan" means any employee benefit plan that has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant for services provided to the Company.

(ii) "Bloomberg" means Bloomberg Financial Markets.

(iii) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid and ask prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Subscriber. If the Company and the Subscriber are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 of the Warrant. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(iv) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(v) "Excluded Securities" means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon exercise of any of the warrants issued in the Offering; (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter that generates gross proceeds to the Company in excess of $25,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the Securities Act and "equity lines"); (iv) upon conversion of any Options or Convertible Securities that are outstanding on the day immediately preceding the Effective Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Effective Date; (v) in connection with any acquisition, merger, joint venture or strategic investment that has been approved by the Board of Directors of the Company; (vi) securities issued to commercial banks or financial institutions, the primary business of which is not making equity-related loans; or (vii) securities issued to lessors in connection with commercial credit arrangements, equipment financings or similar transactions or to independent contractors or vendors of the Company in connection with bona fide business transactions.

(vi) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(vii) "Principal Market" means the OTC Bulletin Board.

12. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a) if to the Company, to the following address:

Northern Oil & Gas, Inc.
130 Lake Street West, Suite 300
Wayzata, Minnesota 55391
Attn: Ryan Gilbertson, Chief Financial Officer

(b) if to Subscriber, to the address set forth on the signature page hereto.

(c) or at such other address as either party shall have specified by notice in writing to the other party.

13. Notification of Changes. Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the consummation of the Offering that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the consummation of the Offering.

14. Assignability. This Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

15. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

16. Obligations Irrevocable. The obligations of the Subscriber shall be irrevocable, except with the consent of the Company, until the consummation or termination of the Offering.

17. Entire Agreement. This Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

18. Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding any conflict of law provision to the contrary. The parties consent to the exclusive jurisdiction and venue of the courts of any county in the State of New York and the United States Federal District Courts of New York in any judicial proceeding brought to enforce this Agreement. The parties agree that any forum other than the State of New York is an inconvenient forum and that a lawsuit brought by one party against another party in a court of any jurisdiction other than the State of New York should be forthwith dismissed or transferred to a court located in the State of New York.

19. Severability. If any provision of this Agreement or the application thereof to Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

20. Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof. The rule of construction that an agreement shall be construed strictly against the drafter shall not apply to this Agreement.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

22. Counsel. Subscriber hereby acknowledges that the Company and its counsel, Best & Flanagan, represent the interests of the Company and not those of the Subscriber in any agreement (including this Agreement) to which the Company is a party.

[Signature Page to follow]

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement as of the date set forth below.

SUBSCRIBER:

Number of Shares:
Offering Price per Share: $3.30
Subscription Amount: $

By:
Name:
Title:
Address:

Date: September ___, 2007

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the date set forth below.

NORTHERN OIL & GAS, INC. a Nevada corporation

By:
Name:
Title:

Date: September ___, 2007

Exhibit A

FORM OF WARRANT

Exhibit B

SUBSCRIPTION INSTRUCTIONS

(1) If you are subscribing for the purchase of Shares, please date and sign the signature page to this Subscription Agreement in the applicable spaces. Please signify the amount of Shares you are purchasing by inserting such amount in the space provided for on the signature page to the Agreement.

(2) Complete and sign the accompanying Accredited Investor Certificate.

(3) Send all completed documents to the Company at the following address:

Northern Oil & Gas, Inc.
130 Lake Street West, Suite 300
Wayzata, Minnesota 55391
Attn: Ryan Gilbertson, Chief Financial Officer
Telephone: (952) 476 - 9800

(4) Transmit funds via wire to the following account of the Company:

UBS AG
ABA# 026007993
UBS Financial Services
Acct # 101-WA-258641-000
F/C: Northern Oil and Gas Inc.
Acct Number: RP08144

in either case in an amount equal to the number of shares you are purchasing multiplied by the Offering Price.

ATTENTION SUBSCRIBERS: NO SUBSCRIPTION WILL BE ACCEPTED UNLESS ALL DOCUMENTATION PRESCRIBED HEREIN IS FULLY COMPLETED AND EXECUTED. ANY MATERIALS RECEIVED THAT ARE INCOMPLETE IN ANY RESPECT WILL BE RETURNED BY THE COMPANY.

Exhibit C

REGISTRATION RIGHTS AGREEMENT

Exhibit D

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned has checked the box below indicating the basis on which the undersigned is representing the undersigned's status as an "accredited investor":

☐
a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000;

☐
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐
a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that the person is capable of evaluating the merits and risks of the prospective investment; or

☐	an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status as of the date set forth below.

Name of Subscriber

By:
Name:
Title:

Date: